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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): July 7, 2000



                               AVON PRODUCTS, INC.
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                 (Exact Name of Registrant as Specified in its Charter)



           New York                       1-4881                         13-0544597
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(State or Other Jurisdiction of   (Commission File Number)    (IRS Employer Identification No.)
        Incorporation)



         1345 Avenue of the Americas
             New York, New York                            10105-0196
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   (Address of Principal Executive Offices)                 (Zip Code)




                                 (212) 282-5000
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              (Registrant's telephone number, including area code)



                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)



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     Item 5.         Other Events.

     On July 7, 2000, Avon Products, Inc., a New York corporation, issued a press release announcing that it had priced a private placement of $350 million of Zero Coupon Convertible Senior Notes due 2020. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference herein.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             AVON PRODUCTS, INC.

Dated:  July 7, 2000                         By: /s/ Ward M. Miller, Jr.
                                             ---------------------------
                                             Name:  Ward M. Miller, Jr.
                                             Title:  Senior Vice President,
                                             General Counsel and Secretary


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                                  EXHIBIT INDEX



EXHIBIT NO.                  DESCRIPTION
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99.1                    Press Release of Avon Products, Inc., dated July 7, 2000